UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

SiTime Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39135	02-0713868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5451 Patrick Henry Drive, Santa Clara, CA		95054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 328-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SITM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2020, SiTime Corporation (the "Company") issued a press release announcing its financial results for the first quarter of 2020. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information under Item 2.02 of this report, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information and the accompanying exhibit shall not be incorporated by reference into filings with the U.S. Securities and Exchange Commission (the "SEC") made by the Company, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

Certain employees, including certain officers of the Company have entered into 10b5-1 trading plans in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s insider trading policy.  No transactions may be executed under the trading plans until the expiration of lockup agreements executed with the underwriters in connection with the Company’s initial public offering. The transactions executed in accordance with the trading plans will be disclosed publicly through one or more Form 4 filings with the Securities and Exchange Commission to the extent the individual is subject to Section 16 reporting requirements.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of SiTime Corporation dated May 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SITIME CORPORATION

Date: May 6, 2020	By:	/s/ Arthur D. Chadwick
Arthur D. Chadwick
Executive Vice President and Chief Financial Officer

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